STATE FARM ASSOCIATES’ FUNDS TRUST—GROWTH FUND

Supplement dated September 18, 2020 to the Summary Prospectus dated April 1, 2020 of State Farm Associates’ Funds Trust Growth Fund (the “Summary Prospectus”).

Effective October 1, 2020, the following changes are made to the Summary Prospectus:

With respect to the State Farm Associates’ Funds Trust Growth Fund on page 3 of the Summary Prospectus, the paragraph that begins “Fund Management” is deleted and replaced with the following:

Fund Management

The Manager, State Farm Investment Management Corp., serves as investment adviser to the Fund and uses individual portfolio managers to manage the Fund’s investments.

Portfolio Manager	Length of Service	Primary Title
Robert Stephan	Since 2020	Assistant Vice President—State Farm Investment Management Corp.; Investment Executive—Investments, State Farm Mutual Automobile Insurance Company
Jon Wilson	Since 2020	Assistant Vice President—State Farm Investment Management Corp.; Investment Professional—Investments, State Farm Mutual Automobile Insurance Company

This supplement provides new and additional information beyond that contained in the Summary Prospectus and should be retained and read in conjunction with the Summary Prospectus. Please keep it for future reference.